PENSIONS - Assumptions Used (Details)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Weighted average assumptions used in calculating benefit obligation:
Discount rate (in percent)	2.43%	1.68%
Rate of compensation increase	2.70%	2.29%
Weighted average assumptions used in calculating net periodic benefit cost:
Discount rate (in percent)	2.44%	1.69%
Expected return on plan assets (in percent)	1.31%	2.06%
Rate of compensation increase (in percent)	2.75%	2.31%